UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2016

Commission File Number

001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Delaware	20-0411521
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 14, 2016, Kraton Polymers LLC (the “Company”), a wholly-owned subsidiary of Kraton Performance Polymers, Inc. (“Parent” and, together with its wholly-owned subsidiaries, “Kraton”), Kraton Polymers Capital Corporation (“KPCC”), AZ Chem Partners I LLC (“AZCP I”) and AZ Chem Partners II LLC (“AZCP II” and, together with AZCP I, the “New Guarantors”) entered into a Supplemental Indenture with Wells Fargo Bank, National Association, as trustee (the “Supplemental Indenture”), in order to add the New Guarantors to the base indenture governing the $440 million in aggregate principal amount of the 10.500% Senior Notes due 2023 issued privately by the Company and KPCC on January 6, 2016 (the “Senior Notes”).

The foregoing summary does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Supplemental Indenture, attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 6, 2016, pursuant to that certain Stock Purchase Agreement dated as of September 27, 2015, by and among the Company, AZC Holding Company LLC, a Delaware limited liability company, and Arizona Chemical Holdings Corporation, a Delaware corporation (“Arizona Chemical” and now known as AZ Chem Holdings LP), the Company acquired all of the outstanding capital stock of Arizona Chemical for a cash purchase price of $1.37 billion (the “Arizona Chemical Acquisition”). The $1.37 billion cash purchase price, which is subject to adjustment for cash, indebtedness, working capital and other items, was funded in part by proceeds from the Senior Notes offering.

Attached as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01 is selected information contained in a confidential offering circular that the Company expects to be provided to certain potential purchasers of Senior Notes in connection with the resale of certain of the Senior Notes.

Exhibit 99.1 and the information contained in this Item 7.01 contain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those relating to Kraton’s business that are not historical in nature, including statements regarding the benefits, synergies and cost rationalizations of the Arizona Chemical Acquisition, the expected timing and amount of operating cash flow Kraton expects to generate after the closing of the Arizona Chemical Acquisition, future opportunities for the combined company and products, beliefs regarding strengthening relationships with customers, statements regarding market share or positioning, the expected timing and amount of the repayment of indebtedness, future financial performance and any other statements regarding Kraton’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report on Form 8-K. Although Kraton believes that all such statements contained in this Current Report on Form 8-K are based on reasonable assumptions, these statements are not a guarantee of future performance and there are numerous variables of an unpredictable nature or outside of Kraton’s control that could affect Kraton’s future results and the value of its shares. Each investor in Kraton’s securities must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report on Form 8-K. Please refer to Kraton’s filings with the U.S. Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect Kraton’s actual future results. Kraton undertakes no obligation to update the forward-looking statements contained herein.

Exhibit 99.1 includes financial measures of each of Kraton and Arizona Chemical that are not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures provide meaningful supplemental information that enhances management’s, investors’ and potential investors’ ability to evaluate each of Kraton’s and Arizona Chemical’s operating results and Kraton’s ability to repay its obligations.

These non-GAAP financial measures are not intended to be used in isolation and should not be considered a substitute for any other performance measure determined in accordance with GAAP. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool, including that other companies may calculate similar non-GAAP financial measures differently than Kraton does, limiting their usefulness as a comparative tool. Kraton compensates for these limitations by providing specific information regarding the GAAP amounts excluded from the non-GAAP financial measures. Kraton further compensates for the limitations of its use of non-GAAP financial measures by presenting comparable GAAP measures. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures contained within Exhibit 99.1 with Kraton’s and Arizona Chemical’s GAAP financial measures.

Exhibits 99.1, 99.2 and 99.3 and the information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

Exhibit 4.1	Supplemental Indenture No. 1 dated as of March 14, 2016 among AZ Chem Partners I LLC, AZ Chem Partners II LLC, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 99.1	Excerpts from confidential offering circular relating to resales of the Senior Notes.

Exhibit 99.2	Audited Consolidated Financial Statements of Arizona Chemical Holdings Corporation as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Kraton Performance Polymers, Inc. and Arizona Chemical Holdings Corporation as of the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: March 16, 2016	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

Exhibit 4.1	Supplemental Indenture No. 1 dated as of March 14, 2016 among AZ Chem Partners I LLC, AZ Chem Partners II LLC, as Guarantors, and Wells Fargo Bank, National Association, as Trustee.

Exhibit 99.1	Excerpts from confidential offering circular relating to resales of the Senior Notes.

Exhibit 99.2	Audited Consolidated Financial Statements of Arizona Chemical Holdings Corporation as of December 31, 2015 and 2014 and for the years ended December 31, 2015, 2014 and 2013.

Exhibit 99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Kraton Performance Polymers, Inc. and Arizona Chemical Holdings Corporation as of the year ended December 31, 2015.

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